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                                                                 Exhibit (10)(e)


                                            Restated to reflect
                                        amendments adopted through
                                              January 1, 1994



                           BENEFIT EQUALIZATION PLAN

                                      OF

                           CAPITAL CITIES/ABC, INC.


I.   Purpose of Plan

          The purpose of this Plan is to provide a means of equalizing the benefits of those employees participating in the Capital Cities/ABC, Inc. Retirement Plan (the "Retirement Plan"), the Capital Cities/ABC, Inc. Savings & Investment Plan (the "Savings Plan") and, after December 31, 1988, the Capital Cities/ABC, Inc. Supplemental Pension Plan (the "Supplemental Plan") whose funded benefits under the Retirement Plan, the Savings Plan, the Supplemental Plan or any of them are or will be limited by application of Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986 (the "Code").

          The "Employing Corporation" means Capital Cities/ABC, Inc. (the "Corporation") or any corporation participating in the Retirement Plan, the Savings Plan or the Supplemental Plan which employs any member in the Plan.
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II.  Administration of the Plan

          The Pension Committee of the Retirement Plan shall administer the Plan. The Committee shall have the authority, in its sole discretion, to construe the Plan; to decide all questions relating to the eligibility of any individual to participate in the Plan or to his or her entitlement to benefits under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan, and to make, amend or revoke all determinations and decisions necessary or advisable for administering the Plan. The Committee may employ and rely on such legal counsel, such actuaries, such accountants and such agents as it may deem advisable to assist in the administration of the Plan. Decisions of the Committee shall be conclusive and binding on all persons.

III. Participation in the Plan

          Only employees who are members of the Retirement Plan and/or members of the Savings Plan and/or members of the Supplemental Plan and (i) who are officers of the Corporation or an Employing Corporation elected by the Board of Directors of such corporations or (ii) who have the title of vice president or higher or (iii) who are management employees designated to participate by the Committee (and whose designation has not been revoked by the Committee) shall be eligible to participate in this Plan whenever their benefits under the Retirement Plan or the Savings Plan or the Supplemental Plan as from time to time in effect would exceed the limitations on benefits and contributions imposed by Section 415

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of the Code calculated from and after September 2, 1974 or would be limited by the application of Section 401(a)(17) of the Code from and after January 1, 1989. Under clause (iii) above, the Committee may in its discretion designate any management employee to participate in one or more of the Retirement Plan, the Savings Plan and the Supplemental Plan and not in the remaining plan or plans.

          For purposes of this Plan, the benefits under the Retirement Plan, the Savings Plan and/or the Supplemental Plan of a participant in this Plan shall be determined without regard for any provision contained in such Plans incorporating limitations imposed by Sections 415 and 401(a)(17) of the Code and without regard to the effect of any qualified domestic relations order, as described in Section 206(d) of the Employee Retirement Income Security Act of 1974, as amended, awarding any portion of such benefit to a former spouse or qualified dependent.

IV.  Equalized Benefits Related to the Retirement Plan

          The Employing Corporation shall pay to each of its eligible members of the Retirement Plan or their beneficiaries a supplemental pension benefit equal to the benefit which would have been payable to them under the Retirement Plan, without regard for any provision of the Retirement Plan incorporating limitations imposed by Sections 415 and 401(a)(17) of the Code and without regard for the provision of the Retirement Plan under which a member's benefit is determined as the sum of a pre-1994 portion and a post-1993 portion in order to mitigate the

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effect of the 1993 amendment to Code Section 401(a)(17), to the extent that such benefit otherwise payable under the Retirement Plan exceeds the limitations imposed by Sections 415 and 401(a)(17) of the Code. Such supplemental pension benefits shall be payable in accordance with all the terms and conditions applicable to the member's benefits under the Retirement Plan, including whatever optional benefits he may have elected. If a member's benefits under the Retirement Plan are to continue after his death for the benefit of his spouse or a designated beneficiary, then any participant in this Plan shall have the right at any time to change the recipient of the survivorship benefit payable under this Plan; provided, however, any such change, if made after the applicable deadline set forth in the Retirement Plan, shall not affect the amount of the benefit payable under this Plan as originally calculated or the term for which such benefit is payable, also as originally calculated.

V.   Equalized Benefits Related to the Savings Plan

          When the contributions for a member in the Savings Plan have met the limitations imposed by Sections 415 and 401(a)(17) of the Code for any year, the member shall no longer be permitted to make Tax Deferred Contributions or Taxed Contributions to the Savings Plan or to participate in Company contributions under the Savings Plan during that year.

          The Corporation shall maintain a book account for each such member in this Plan to which the Employing Corporation shall credit an amount

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equal to the amount which would have been credited, but was not credited, to the member's account under the Savings Plan had he been permitted to make additional matched Tax Deferred Contributions or matched Taxed Contributions to the Trust Fund under the terms of the Savings Plan. Except as provided in the next sentence, a member whose Tax Deferred Contributions or Taxed Contributions are ended in any plan year after 1986 by reason of the limitations imposed by Sections 415 and 401(a)(17) of the Code shall have amounts credited to his account under this Article only if he shall have elected, at the time and in the manner determined by the Committee, to have his salary otherwise payable to him reduced on an after-tax basis, in the same manner as if he had made Taxed Contributions into the Savings Plan. A member of the Savings Plan who has received any credit under this Article for any period prior to 1987 shall have amounts credited to his account under this Article after 1986 only if he shall have elected, at the time and in the manner determined by the Committee, to have his salary otherwise payable to him deferred under this Plan. The aggregate amount of any salary reductions or deferrals shall be added to the member's book account under this Plan, and the member's rights in such salary reductions or deferrals shall be fully vested. The Corporation shall distribute to each member in this Plan or his beneficiary an amount in cash equal to the value of his book account attributable to his deemed Tax Deferred Contributions or Taxed Contributions and the deemed contributions by the Employing Corporation for each year at the same times and under the same terms and conditions as set forth in the Savings Plan. If

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a member's benefits under the Savings Plan are to continue after his death for the benefit of his spouse or a designated beneficiary, then the member shall have the right at any time to change the recipient of the survivorship benefit payable under this Plan; provided, however, any such change, if made after the applicable deadline set forth in the Savings Plan, shall not affect the amount of the benefit payable under this Plan as originally calculated or the term for which such benefit is payable, also as originally calculated.

VI.  Equalized Benefits Related to the Supplemental Plan

          The Employing Corporation shall pay to each of its eligible members of the Supplemental Plan or their beneficiaries a supplemental pension benefit equal to the benefit which would have been payable to them under the Supplemental Plan, without regard for any provision therein incorporating limitations imposed by Sections 415 and 401(a)(17) of the Code, to the extent that such benefit otherwise payable under the Supplemental Plan exceeds the limitations imposed by Sections 415 and 401(a)(17) of the Code. Such supplemental pension benefits shall be payable in accordance with all the terms and conditions applicable to the member's benefits under the Supplemental Plan, including whatever optional benefits he may have elected. If a member's benefits under the Supplemental Plan are to continue after his death for the benefit of his spouse or a designated beneficiary, then any participant in this Plan shall have the right at any time to change the recipient of the survivorship benefit payable under this Plan;

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provided, however, any such change, if made after the applicable deadline set forth in the Supplemental Plan, shall not affect the amount of the benefit payable under this Plan as originally calculated or the term for which such benefit is payable, also as originally calculated.

VII.   Trigger Events
               (a) For the purpose of this Plan, a "Trigger Event" shall mean
                    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of l934, as amended (the "Exchange Act")) (a "Person"), other than Berkshire Hathaway, Inc., a Delaware corporation ("Berkshire"), or any Affiliate or Associate (as hereinafter defined) of Berkshire (Berkshire and such Affiliate and Associate being hereinafter referred to collectively as the "Berkshire Group"), in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of an aggregate of 20% or more of either (x) the then outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Corporation

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                         entitled to vote generally in the election
                         of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Trigger Event: (A) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), provided that the Person acquiring such Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owns less than 5% of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such acquisition, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Affiliate of the Corporation or (D) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (iv) below; or

                    (ii) The acquisition by any one or more of the Berkshire
                         Group, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% (the "Prohibited Percentage") of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities,

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                         provided, however, that any such acquisition shall not
                         constitute a Trigger Event if the Berkshire Group shall have attained the Prohibited Percentage (A) as the result of an acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares owned by the Berkshire Group to the Prohibited Percentage or (B) with the consent of the Corporation's Board of Directors in accordance with an Agreement dated January 2, l986 between the Corporation and Berkshire, provided however, that if the Berkshire Group shall become the beneficial owner of more than 30% of such securities pursuant to clauses (A) or (B) of this paragraph (ii), and shall thereafter acquire any additional Outstanding Company Common Stock or Outstanding Company Voting Securities other than pursuant to clause (B) of this paragraph (ii), then such acquisition shall constitute a Trigger Event; or

                    (iii) Individuals who constitute the Incumbent Board (as
                         hereinafter defined) cease for any reason to constitute at least a majority of the Board of Directors of the Corporation (the "Board"). "Incumbent Board" shall mean individuals who as of December 14, l989, constitute the Board and any

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                         individual who becomes a director subsequent to
                         December 14, l989, whose election, or nomination for election by the Corporation's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                     (iv) Approval by the shareholders of the Corporation of a
                         reorganization, merger or consolidation, in each case unless, following such reorganization, merger or consolidation, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting

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                         power of the then outstanding voting securities
                         entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation and the Berkshire Group) beneficially owns, directly or indirectly, 20% or more, and the Berkshire Group does not beneficially own, directly or indirectly, more than 30%, of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

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                    (v)  Approval by the shareholders of the Corporation
                         of (x) a complete liquidation or dissolution of the Corporation or (y) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation and the Berkshire Group) beneficially owns, directly or indirectly, 20% or more, and the Berkshire Group does not beneficially own, directly or

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                         indirectly, more than 30% of, respectively, the then
                         outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation and
                         (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

          For the purpose of this Section, the terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on December 14, l989.

               (b) Upon the occurrence of a Trigger Event, as defined in this Section VII, the following provisions of this
                    Section VII shall apply.
               (c) All benefits under the Plan shall be completely nonforfeitable.
               (d) The amount of benefits to which a participant shall be entitled under this Plan shall be the aggregate amount determined under the foregoing Sections of this Plan as of the date of the occurrence of the Trigger Event upon the assumption that such

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                    participant's benefits under the Retirement Plan, the
                    Savings Plan and/or the Supplemental Plan were then fully vested and nonforfeitable.
               (e) All benefits to which a participant is entitled under this Plan shall be paid to him or his designated beneficiary(ies), as the case may be, in a single lump-sum distribution immediately after the occurrence of the Trigger Event.

VIII.    Claims

          If any claim for benefits under the Plan is denied for any reason, written notice of such denial shall be given within 30 days thereafter to the participant or beneficiary on whose behalf the claim is made. Upon the written request of such participant or beneficiary delivered to the Committee within 60 days after such notice has been given, the Committee will fully review the denial of such benefits and will cause due notice of the results of its review to be given to the affected participant or beneficiary.

IX.    Miscellaneous

          This Plan may be terminated at any time by the Board of Directors of the Corporation, in which event the rights of participants to their accrued supplemental pension benefits and in their book accounts established under this Plan (to the extent not otherwise vested under the provisions of Article V) shall

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vest.  This Plan may also be amended at any time by the Board of Directors of the Corporation, except that no such amendment shall deprive any participant of his supplemental pension benefit accrued at the time of such amendment or reduce the amount then credited to his book account established under this Plan.

          Benefits payable under this Plan shall not be funded and shall be paid out of the general funds of the Employing Corporation.

          This Plan shall be construed, administered and enforced according to the laws of the State of New York.

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